Exhibit 99.3
                                  ------------
                CSC Computational Materials dated March 17, 2005



                              ABS New Transaction

                        Revised Computational Materials
                        -------------------------------


                                $1,172,400,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-2




                          [LOGO OMITTED] Countrywide
                                  HOME LOANS
                          Seller and Master Servicer

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Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                    Revised Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2005-2
-------------------------------------------------------------------------------



The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                    Revised Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2005-2
-------------------------------------------------------------------------------




Term Sheet                                                                                               Date: March 17, 2004

                         $1,172,400,000 (Approximate)
                CWABS Asset-Backed Certificates, Series 2005-2

----------------------------------------------------------------------------------------------------------------------------------
               Principal       WAL          Payment Window      Expected Ratings    Last Scheduled         Certificate
  Class (1)   Balance (2)    Call/Mat (3)   (Mos) Call/Mat (3)   (S&P/Moody's) (7)  Distribution Date           Type
  -----       -----------    ------------   ------------------  ------------------  -----------------           ----

1-A-1(4)     $344,288,000    2.15 / 2.34    1 - 71 / 1 - 171        AAA/Aaa            Aug 2035        Floating Rate Super Senior
1-A-2(4)      $86,072,000    2.15 / 2.34    1 - 71 / 1 - 171        AAA/Aaa            Aug 2035      Floating Rate Senior Support
2-A-1(5)     $259,184,000    0.94 / 0.94    1 - 20 / 1 - 20         AAA/Aaa            Oct 2026           Floating Rate Senior
2-A-2(5)     $100,935,000    2.02 / 2.02   20 - 29 / 20 - 29        AAA/Aaa            Mar 2030           Floating Rate Senior
2-A-3(5)     $126,927,000    3.27 / 3.27   29 - 61 / 29 - 61        AAA/Aaa            Mar 2034           Floating Rate Senior
2-A-4(5)      $56,994,000    5.81 / 7.94   61 - 71 / 61 - 178       AAA/Aaa            Aug 2035           Floating Rate Senior
M-1(6)        $39,600,000    4.22 / 4.71   40 - 71 / 40 - 142      [AA+/Aa1]           July 2035        Floating Rate Mezzanine
M-2(6)        $36,600,000    4.16 / 4.63   39 - 71 / 39 - 135      [AA+/Aa2]           Jun 2035         Floating Rate Mezzanine
M-3(6)        $22,800,000    4.13 / 4.58   39 - 71 / 39 - 127      [AA+/Aa3]           Jun 2035         Floating Rate Mezzanine
M-4(6)        $58,800,000    4.10 / 4.49   37 - 71 / 37 - 121        [AA]              Jun 2035         Floating Rate Mezzanine
M-5(6)        $11,400,000    4.07 / 4.36   37 - 71 / 37 - 99         [AA-]             Mar 2035         Floating Rate Mezzanine
M-6(6)        $16,800,000    4.07 / 4.28   37 - 71 / 37 - 93          [A+]             Feb 2035         Floating Rate Mezzanine
M-7(6)        $12,000,000    4.06 / 4.12   37 - 71 / 37 - 80          [A]              Nov 2034        Floating Rate Subordinate
-----------=================------------------------------------------------------------------------------------------------------
  Total:   $1,172,400,000
----------------------------------------------------------------------------------------------------------------------------------



(1) The margins on the Senior Certificates will double and the respective margins on the Subordinate Certificates will be equal to 1.5x the related original margin after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3)   See "Pricing Prepayment Speed" below.
(4) The Class 1-A-1 and Class 1-A-2 Certificates (collectively the "Class 1-A Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group.
(5) The Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates (collectively the "Class 2-A Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group.
(6) The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from the Group 1 and Group 2 Mortgage Loans.
(7) Rating Agency Contacts: [Michael McCormick, Standard & Poors, 212.438.1937]; Rachel Peng, Moody's Ratings, 212-553-3831.


Trust:                      Asset-Backed Certificates, Series 2005-2.

Depositor:                  CWABS, Inc.

Seller:                     Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:            Countrywide Home Loans Servicing LP.

Underwriters:               Countrywide Securities Corporation (Lead Manager),
                            Greenwich Capital Markets, Inc. (Co- Manager) and
                            Bear Stearns & Co. Inc. (Co-Manager).

Trustee: The Bank of New York, a New York banking corporation.

Offered Certificates:       The (i) Class 1-A and Class 2-A Certificates
                            (collectively, the "Senior Certificates") and (ii) the Subordinate Certificates. The Senior
                            Certificates and the Subordinate Certificates are collectively referred to herein as the "Offered
                            Certificates."

Non-Offered Certificates:   The "Non-Offered Certificates" consist of the
                            Class C, Class P and Class A-R Certificates. The
                            Offered Certificates and Non-Offered Certificates are collectively referred to herein as the "Certificates."


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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A Countrywide Capital Markets
Company                                    Revised Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2005-2
-------------------------------------------------------------------------------





Federal Tax Status:         It is anticipated that the Offered Certificates
                            will represent ownership of REMIC regular interests for tax purposes.

Registration:               The Offered Certificates will be available in
                            book-entry form through DTC, Clearstream,
                            Luxembourg and the Euroclear System.

Statistical Pool
Calculation Date:           Scheduled balances as of [March 1, 2005].

Cut-off Date:               As to any Mortgage Loan, the later of [March 1,
                            2005] and the origination date of such Mortgage
                            Loan.

Expected Pricing Date:      March [18], 2005.

Expected Closing Date:      March [30], 2005.

Expected Settlement Date:   March [30], 2005.

Distribution Date:          The 25th day of each month (or, if not a business
                            day, the next succeeding business day), commencing in April 2005.

Accrued Interest:           The price to be paid by investors for the Offered
                            Certificates will not include accrued interest
                            (i.e., settling flat).

Interest Accrual Period:    The "Interest Accrual Period" for each
                            Distribution Date with respect to the Certificates will be the period beginning with the previous
                            Distribution Date (or, in the case of the first
                            Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis).

ERISA Eligibility:          The Offered Certificates are expected to be
                            eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:          The Class 1-A, Class 2-A, Class [M-1, Class M-2,
                            Class M-3, Class M-4 and Class M-5] Certificates will constitute "mortgage related securities" for the purposes of SMMEA. The remaining Offered
                            Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:       The "Clean-up Call" may be exercised once the
                            aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the original Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:   The Offered Certificates will be priced based on
                            the following collateral prepayment assumptions:

                            --------------------------------------------------
                            Fixed Rate Mortgage Loans
                            --------------------------------------------------
                            100% PPC, which assumes 20% HEP (i.e.,
                            prepayments start at 2.0% CPR in month one, and increase by 2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                            --------------------------------------------------

                            --------------------------------------------------
                            Adjustable Rate 2/28 Mortgage Loans (Group 1 and Group 2) *
                            --------------------------------------------------
                            100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 32% CPR in month 12 and remaining constant at 32% CPR until month 24, increasing to and remaining constant at 60% CPR from month 25 until month 28, decreasing 1/12th of 28% CPR for each month thereafter,
                            decreasing to 32% CPR in Month 40 and remaining constant at 32% CPR from month 41 and thereafter; provided, however, the prepayment
                            rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                            --------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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A Countrywide Capital Markets
Company                                    Revised Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2005-2
-------------------------------------------------------------------------------




                            --------------------------------------------------
                            Adjustable Rate 3/27 Mortgage Loans (Group 1 and Group 2) *
                            --------------------------------------------------
                            100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 32% CPR in month 12 and remaining constant at 32% CPR until month 36, increasing to and remaining constant at 60% CPR from month 37 until month 40, decreasing 1/12th of 28%CPR for each month thereafter, decreasing
                            to 32% CPR in Month 52 and remaining constant
                            at 32% CPR from month 53 and thereafter;
                            provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                            --------------------------------------------------

                                *Any adjustable rate or hybrid mortgage
                                loans with original months to reset terms
                                (i) less than or equal to 30 months as of the Cut-off Date are treated as 2/28 mortgage loans and (ii) greater than 30 months as of the Cut-off Date are treated as 3/27 mortgage loans.

Mortgage Loans:             The collateral tables included in these
                            Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool Calculation
                            Date (the "Statistical Pool"). It is expected that
                            (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain
                            Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Mortgage Pool").
                            The characteristics of the Mortgage Pool will vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                            As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $923,756,903 (the "Mortgage Loans") of which: (i) approximately $411,556,205 were conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans") and (ii) approximately $512,200,698 were nonconforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans").

Pre-Funded Amount:          A deposit of not more than $300,000,000 (the
                            "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing
                            Date. From the Closing Date through May 16, 2005
                            (the "Funding Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans (the
                            "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the Final Pool will vary from the characteristics of the Closing Date Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately
                            $132,500,000 of Group 1 Mortgage Loans and approximately $167,500,000 of Group 2 Mortgage
                            Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the applicable
                            Senior Certificates on the immediately following
                            Distribution Date.

Pass-Through Rate:          The Pass-Through Rate for each class of Offered
                            Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such class, and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:              The "Adjusted Net Mortgage Rate" for each
                            Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate (b) the trustee fee rate and (c) the mortgage insurance premium rate (if any).

Net Rate Cap:               The "Net Rate Cap" is generally equal to the
                            following (subject to certain exceptions described in the prospectus supplement):

                            --------------------------------------------------
                            1-A The weighted average Adjusted Net Mortgage Rate of the Group 1
                                             Mortgage Loans (adjusted to an
                                             effective rate reflecting the
                                             accrual of interest on an
                                             actual/360 basis).
                            --------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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A Countrywide Capital Markets
Company                                    Revised Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2005-2
-------------------------------------------------------------------------------




                            --------------------------------------------------
                            2-A              The weighted average Adjusted Net
                                             Mortgage Rate of the Group 2
                                             Mortgage Loans (adjusted to an
                                             effective rate reflecting
                                             the accrual of interest on an
                                             actual/360 basis).
                            --------------------------------------------------
                            Subordinate      The weighted average of the
                                             Adjusted Net Mortgage Rate of
                                             the Group 1 Mortgage Loans and
                                             Group 2 Mortgage Loans, weighted
                                             on the basis of the excess of the
                                             principal balance of the related
                                             Mortgage Loans plus the amounts
                                             in the Pre-Funding Account over
                                             the principal balance of the
                                             related Senior Certificates
                                             (adjusted to an effective rate
                                             reflecting the accrual of
                                             interest on an actual/360 basis).
                               -----------------------------------------------


Net Rate Carryover:         For any Class of Offered Certificates and any
                            Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the Net Rate Cap over (ii) the amount of interest accrued based on the Net Rate Cap, and
                            (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related
                            Pass-Through Rate (without giving effect to the Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the related Corridor Contract and any remaining Excess
                            Cashflow as described under the heading
                            "Certificates Priority of Distributions" below.

Corridor Contracts:         The Trust will include payments from three
                            one-month LIBOR corridor contracts for the benefit of the Class 1-A, Class 2-A and Subordinate
                            Certificates (the "Class 1-A Corridor Contract,"
                            "Class 2-A Corridor Contract," and "Subordinate
                            Corridor Contract," respectively, and,
                            collectively, the "Corridor Contracts"). Payments to the Trust from each Corridor Contract will be calculated based on the lesser of the notional amount of the related Corridor Contract and the principal balance of the related classes of Certificates. After the Closing Date, the notional amount of each Corridor Contract will amortize down pursuant to the related amortization schedule
                            (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class 1-A Corridor Contract will be available to pay the holders of the Class
                            1-A Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover, (b) the Class 2-A
                            Corridor Contract will be available to pay the holders of the Class 2-A Certificates the related
                            Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover and (c) the Subordinate Corridor Contract will be available to pay the holders of the Subordinate
                            Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay the related Net Rate Carryover on the Certificates on such Distribution Date will be distributed instead to the holder of the Class
                            C Certificates and will not be available for payments of Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:         The Trust will include the following credit
                            enhancement mechanisms, each of which is intended to provide credit support for some or all of the Offered Certificates, as the case may be:

                              1)   Subordination
                              2)   Overcollateralization
                              3)   Excess Cashflow



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                    Revised Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2005-2
-------------------------------------------------------------------------------



                            ------------------------------------------------------------------------------------------
                                                                                                         Target
                                                                                                   Subordination at
                               Class        S&P/ Moody's           Initial Subordination (1)           Stepdown
                            -----------------------------------------------------------------------------------------
                                1-A            AAA/Aaa                       18.80%                    37.60%

                            -----------------------------------------------------------------------------------------
                                2-A            AAA/Aaa                       18.80%                    37.60%
                            -----------------------------------------------------------------------------------------
                                M-1           [AA+/Aa1]                      15.50%                    31.00%
                            -----------------------------------------------------------------------------------------
                                M-2           [AA+/Aa2]                      12.45%                    24.90%
                            -----------------------------------------------------------------------------------------
                                M-3           [AA+/Aa3]                      10.55%                    21.10%
                            ------------------------------------------------------------------------------------------
                                M-4             [AA]                          5.65%                    11.30%
                            -----------------------------------------------------------------------------------------
                                M-5             [AA-]                         4.70%                     9.40%
                            -----------------------------------------------------------------------------------------
                                M-6             [A+]                          3.30%                     6.60%
                            -----------------------------------------------------------------------------------------
                                B               [A]                           2.30%                     4.60%
                            -----------------------------------------------------------------------------------------

                            (1) Initial Overcollateralization at closing is 2.30%. Does not include any credit for Excess
                                Interest.



Subordination:              The Subordinate Certificates will be subordinate
                            to, and provide credit support for, the Senior
                            Certificates. Among the Subordinate Certificates, each Subordinate Certificate will rank in priority from highest to lowest in the following order:
                            Class M-1, Class M-2, Class M-3, Class M-4, Class
                            M-5, Class M-6 and Class M-7 Certificates, with each subsequent class providing credit support for the prior class or classes, if any. The Class
                            1-A-2 Certificates will provide additional credit support to the Class 1-A-1 Certificates.

Overcollateralization:      On the Closing Date, the principal balance of the
                            Mortgage Loans will exceed the principal balance of the Certificates, resulting in
                            Overcollateralization equal to the Initial
                            Overcollateralization Target (as defined below).
                            Any realized losses on the Mortgage Loans will be covered first by Excess Cashflow and then by Overcollateralization. In the event that the Overcollateralization is so reduced, Excess
                            Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization is restored to the
                            Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the Overcollateralization Target by realized losses.


Overcollateralization
Target: Prior to the Stepdown Date or if a Trigger Event (as described below) is in effect, 2.30% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount (approximately $300,000,000)(the "Overcollateralization Target"). The initial amount of Overcollateralization will be approximately 2.30%.

                            On or after the Stepdown Date, the
                            Overcollateralization Target will be equal to 4.60% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the Overcollateralization Target on the prior Distribution Date.

Excess Cashflow:            "Excess Cashflow" for any Distribution Date will
                            be equal to the available funds remaining after interest and principal distributions as described under "Certificates Priority of Distributions."

Trigger Event:              A "Trigger Event" will be in effect on a
                            Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such Distribution Date.

Delinquency Trigger:        With respect to the Certificates, a "Delinquency
                            Trigger" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                    Revised Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2005-2
-------------------------------------------------------------------------------


                            Mortgage Loans equals or exceeds [40.00]% of the Senior Enhancement Percentage. As used above, the "Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to:
                            (a) the excess of (i) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date.

Cumulative Loss Trigger:    A "Cumulative Loss Trigger" will be in effect on a
                            Distribution Date on or after the Stepdown Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the sum of the principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount, as set forth below:


                            Period (month)            Percentage
                            --------------            ----------
                            37 - 48                   [2.50]% with respect to April 2008, plus an additional
                                                      1/12th of [1.50]% for each month thereafter
                            49 - 60                   [4.00]% with respect to April 2009, plus an additional
                                                      1/12th of [1.00]% for each month thereafter
                            61 - 72                   [5.00]% with respect to April 2010, plus an additional
                                                      1/12th of [0.25]% for each month thereafter
                            73+                       [5.25]%

Group 1 Sequential
Trigger Event:              A Group 1 Sequential Trigger Event will be in
                            effect for any Distribution Date (a) before the [25th] Distribution Date if the aggregate amount of realized losses on the Group 1 Mortgage Loans divided by the sum of the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount exceeds
                            [1.50]%, or (b) on or after the [25th]
                            Distribution Date if a Trigger Event is in effect.

Stepdown Date:              The earlier to occur of:

                            (i) the Distribution Date on which the aggregate
                                   principal balance of the Senior
                                   Certificates is reduced to zero; and

                            (ii) the later to occur of:

                                   a. the Distribution Date in April 2008.

                                   b. the first Distribution Date on which the
                                        aggregate principal balance of the
                                        Senior Certificates is less than or
                                        equal to 62.40% of the aggregate
                                        principal balance of the Mortgage
                                        Loans for such Distribution Date.

Allocation of Losses:       Any realized losses on the Mortgage Loans not
                            covered by Excess Interest or
                            Overcollateralization will be allocated to each class of Subordinate Certificates, in the following order: to the Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and
                            Class M-1 Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero.
                            Any additional realized losses on the Group 1
                            Mortgage Loans will be allocated to the Class
                            1-A-2 Certificates until the certificate principal balance of that class is reduced to zero.

Certificates Priority
of Distributions:           Available funds from the Mortgage Loans will be
                            distributed in the following order of priority:

                            1) Interest funds, sequentially, as follows: (a)
                               concurrently, (i) from interest collections related to the Group 1 Mortgage Loans, to each class of Class 1-A Certificates, current and unpaid interest, pro rata based on their entitlements and (ii) from interest collections related to the Group 2 Mortgage Loans, to each class of Class 2-A Certificates, current and unpaid interest, pro rata based on their entitlements, then (b) current interest, sequentially, to the Subordinate Certificates;



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                    Revised Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2005-2
-------------------------------------------------------------------------------


                            2)  Principal funds, sequentially, as follows:
                                (a) concurrently, (i) from principal
                                collections related to the Group 1 Mortgage
                                Loans, to pay the Class 1-A Certificates
                                (as described below under "Principal Paydown"
                                and "Class 1-A Principal Distributions") and
                                ii) from principal collections related to the
                                Group 2 Mortgage Loans, to pay the Class 2-A
                                Certificates (as described below under
                                "Principal Paydown" and "Class 2-A Principal
                                Distributions" below), then (b) from any
                                remaining principal funds related to all of
                                the Mortgage Loans sequentially, to the Class
                                M-1, Class M-2, Class M-3, Class M-4, Class
                                M-5, Class M-6 and Class M-7 Certificates, in
                                that order;
                            3)  Excess Cashflow, sequentially, as follows: as
                                principal to the Senior Certificates and
                                Subordinate Certificates to restore or
                                maintain Overcollateralization, as described
                                under "Overcollateralization Target;"
                            4)  Any remaining Excess Cashflow to pay any
                                unpaid realized loss amounts on the Class
                                1-A-2 Certificates;
                            5)  Any remaining Excess Cashflow to pay any
                                unpaid interest and then to pay any unpaid
                                realized loss amounts sequentially to the
                                Class M-1, Class M-2, Class M-3, Class M-4,
                                Class M-5, Class M-6 and Class M-7
     `                          Certificates, in that order;
                            6)  Any remaining Excess Cashflow to pay related
                                Net Rate Carryover remaining unpaid after application of amounts received under the related Corridor Contracts (as described above);
                            7)  To the Non-Offered Certificates, any remaining
                                amount as described in the pooling and
                                servicing agreement.

                            Excess Cashflow available to cover Net Rate
                            Carryover (after application of amounts received under the Corridor Contracts) will generally be distributed to the Offered Certificates on a pro rata basis, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

Principal Paydown:          Prior to the Stepdown Date or if a Trigger Event
                            is in effect on any Distribution Date, (i) 100% of the available principal funds from Loan Group 1 will be paid to the Class 1-A Certificates as described below under "Class 1-A Principal
                            Distributions" and (ii) 100% of the principal funds from Loan Group 2 will be paid to the Class
                            2-A Certificates as described below under "Class
                            2-A Principal Distributions"; provided, however, that (x) if either (a) all of the Class 1-A
                            Certificates or (b) all of the Class 2-A
                            Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired classes of Senior Certificates will be paid to the remaining Senior Certificates, and (y) if all of the Senior Certificates have been retired, such amounts will be applied sequentially in the following order of priority:
                            to the Class M-1, Class M-2, Class M-3, Class M-4,
                            Class M-5, Class M-6, and Class M-7 Certificates.

                            On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, each of the Class 1-A, Class 2-A and Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 1 Mortgage Loans, to the Class 1-A Certificates (as described below under "Class 1-A Principal Distribution") and (b) from principal collections related to the Group 2 Mortgage Loans, to the Class 2-A Certificates (as described under "Class 2-A Principal Distribution"), in each case, such that the Senior Certificates in the aggregate will have 37.60% subordination, (ii) second, from remaining principal collections relating to the all of the Mortgage Loans, to the Class M-1 Certificates such that the Class M-1 Certificates will have 31.00% subordination, (iii) third, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-2 Certificates such that the Class M-2 Certificates will have 24.90% subordination, (iv) fourth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-3 Certificates such that the Class M-3 Certificates will have 21.10% subordination, (v) fifth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-4 Certificates such that the Class M-4 Certificates will have 11.30% subordination,
                            (vi) sixth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-5 Certificates such that the Class M-5 Certificates will have 9.40% subordination, (vii) seventh, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-6 Certificates such that the Class M-6



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                    Revised Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2005-2
-------------------------------------------------------------------------------




                            Certificates will have 6.60% subordination, and
                            (viii) eighth, from remaining principal
                            collections relating to all of the Mortgage Loans, to the Class M-7 Certificates such that the Class M-7 Certificates will have 4.60% subordination; each subject to the O/C Floor.

Class 1-A
Principal Distributions:    Principal will be distributed to the Class 1-A-1
                            and Class 1-A-2 Certificates pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero; provided, however, if a Group 1 Sequential Trigger Event is in effect, then principal will be distributed to the Class
                            1-A-1 and Class 1-A-2 Certificates, sequentially, in that order, in each case until the certificate principal balance thereof is reduced to zero.

Class 2-A
Principal Distributions:    Principal distributed to the Class 2-A
                            Certificates will be applied sequentially, to the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class
                            2-A-4 Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.


     [Discount Margin Tables, Corridor Contract Schedule, Available Funds Schedules, and Collateral Tables to Follow]



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                    Revised Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2005-2
-------------------------------------------------------------------------------





                          Discount Margin Tables (1)

           Class 1-A-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.19%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   19         19         19         19         19
           ===================================================================================
            WAL (yr)                      4.33       2.92       2.15       1.63       1.33
            MDUR (yr)                     3.89       2.73       2.05       1.62       1.30
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Dec17      Jul13      Feb11      Jun09      Feb08
           -----------------------------------------------------------------------------------

           Class 1-A-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.19%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   20         20         20         20         19
           ===================================================================================
            WAL (yr)                      4.66       3.17       2.34       1.77       1.33
            MDUR (yr)                     4.09       2.91       2.2        1.69       1.3
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Dec30      May24      Jun19      Mar16      Feb08
           -----------------------------------------------------------------------------------


           Class 1-A-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.24%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   24         24         24         24         24
           ===================================================================================
            WAL (yr)                      4.33       2.92       2.15       1.63       1.33
            MDUR (yr)                     3.88       2.72       2.05       1.62       1.30
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Dec17      Jul13      Feb11      Jun09      Feb08
           -----------------------------------------------------------------------------------

           Class 1-A-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.24%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   25         25         26         26         24
           ===================================================================================
            WAL (yr)                      4.66       3.17       2.34       1.77       1.33
            MDUR (yr)                     4.09       2.90       2.20       1.69       1.30
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Dec30      May24      Jun19      Mar16      Feb08
           -----------------------------------------------------------------------------------





(1) See definition of Pricing Prepayment Speed above.



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                    Revised Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2005-2
-------------------------------------------------------------------------------





           Class 2-A-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.09%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   9          9          9          9          9
           ===================================================================================
            WAL (yr)                      1.60       1.17       0.94       0.79       0.69
            MDUR (yr)                     1.56       1.15       0.93       0.78       0.69
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Mar08      May07      Nov06      Aug06      May06
           -----------------------------------------------------------------------------------

           Class 2-A-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.09%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   9          9          9          9          9
           ===================================================================================
            WAL (yr)                      1.60       1.17       0.94       0.79       0.69
            MDUR (yr)                     1.56       1.15       0.93       0.78       0.69
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Mar08      May07      Nov06      Aug06      May06
           -----------------------------------------------------------------------------------


           Class 2-A-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.13%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   13         13         13         13         13
           ===================================================================================
            WAL (yr)                      3.55       2.59       2.02       1.66       1.4
            MDUR (yr)                     3.37       2.5        1.96       1.63       1.38
            First Prin Pay               Mar08      May07      Nov06      Aug06      May06
            Last Prin Pay                Sep09      May08      Aug07      Mar07      Nov06
           -----------------------------------------------------------------------------------

           Class 2-A-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.13%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   13         13         13         13         13
           ===================================================================================
            WAL (yr)                      3.55       2.59       2.02       1.66       1.4
            MDUR (yr)                     3.37       2.5        1.96       1.63       1.38
            First Prin Pay               Mar08      May07      Nov06      Aug06      May06
            Last Prin Pay                Sep09      May08      Aug07      Mar07      Nov06
           -----------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                    Revised Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2005-2
-------------------------------------------------------------------------------



           Class 2-A-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   20         20         20         20         20
           ===================================================================================
            WAL (yr)                      7.24       4.65       3.27       2.37       2.00
            MDUR (yr)                     6.46       4.32       3.11       2.29       1.94
            First Prin Pay               Sep09      May08      Aug07      Mar07      Nov06
            Last Prin Pay                Jun16      Jul12      Apr10      Feb08      Aug07
           -----------------------------------------------------------------------------------

           Class 2-A-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   20         20         20         20         20
           ===================================================================================
            WAL (yr)                      7.24       4.65       3.27       2.37       2.00
            MDUR (yr)                     6.46       4.32       3.11       2.29       1.94
            First Prin Pay               Sep09      May08      Aug07      Mar07      Nov06
            Last Prin Pay                Jun16      Jul12      Apr10      Feb08      Aug07
           -----------------------------------------------------------------------------------



           Class 2-A-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.30%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   30         30         30         30         30
           ===================================================================================
            WAL (yr)                     12.55       8.20       5.81       3.88       2.67
            MDUR (yr)                    10.36       7.22       5.31       3.65       2.56
            First Prin Pay               Jun16      Jul12      Apr10      Feb08      Aug07
            Last Prin Pay                Dec17      Jul13      Feb11      Jun09      Mar08
           -----------------------------------------------------------------------------------

           Class 2-A-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.30%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   35         36         37         39         30
           ===================================================================================
            WAL (yr)                     16.16      10.99       7.94       5.64       2.67
            MDUR (yr)                    12.51       9.17       6.95       5.10       2.56
            First Prin Pay               Jun16      Jul12      Apr10      Feb08      Aug07
            Last Prin Pay                Mar31      Dec24      Jan20      Oct16      Mar08
           -----------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                    Revised Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2005-2
-------------------------------------------------------------------------------



           Class M-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.42%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   42         42         42         42         42
           ===================================================================================
            WAL (yr)                      8.22       5.37       4.22       4.08       3.16
            MDUR (yr)                     7.08       4.87       3.92       3.82       3.00
            First Prin Pay               Dec08      Apr08      Jul08      Dec08      Mar08
            Last Prin Pay                Dec17      Jul13      Feb11      Jun09      Aug08
           -----------------------------------------------------------------------------------

           Class M-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.42%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   43         44         44         44         49
           ===================================================================================
            WAL (yr)                      9.10       6.03       4.71       4.50       4.85
            MDUR (yr)                     7.61       5.34       4.31       4.17       4.41
            First Prin Pay               Dec08      Apr08      Jul08      Dec08      Mar08
            Last Prin Pay                Nov27      Apr21      Jan17      Apr14      Jul14
           -----------------------------------------------------------------------------------



           Class M-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.45%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   45         45         45         45         45
           ===================================================================================
            WAL (yr)                      8.22       5.37       4.16       3.75       3.40
            MDUR (yr)                     7.07       4.86       3.87       3.53       3.22
            First Prin Pay               Dec08      Apr08      Jun08      Sep08      Aug08
            Last Prin Pay                Dec17      Jul13      Feb11      Jun09      Aug08
           -----------------------------------------------------------------------------------

           Class M-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.45%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   46         47         47         47         52
           ===================================================================================
            WAL (yr)                      9.07       6.00       4.63       4.14       5.07
            MDUR (yr)                     7.58       5.31       4.24       3.85       4.65
            First Prin Pay               Dec08      Apr08      Jun08      Sep08      May09
            Last Prin Pay                Feb27      Jul20      Jun16      Oct13      Dec11
           -----------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                    Revised Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2005-2
-------------------------------------------------------------------------------



           Class M-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.48%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   48         48         48         48         48
           ===================================================================================
            WAL (yr)                      8.22       5.37       4.13       3.62       3.4
            MDUR (yr)                     7.06       4.86       3.84       3.41       3.22
            First Prin Pay               Dec08      Apr08      Jun08      Jul08      Aug08
            Last Prin Pay                Dec17      Jul13      Feb11      Jun09      Aug08
           -----------------------------------------------------------------------------------

           Class M-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.48%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   50         50         50         50         52
           ===================================================================================
            WAL (yr)                      9.04       5.97       4.58       3.99       4.04
            MDUR (yr)                     7.55       5.28       4.19       3.71       3.77
            First Prin Pay               Dec08      Apr08      Jun08      Jul08      Nov08
            Last Prin Pay                Feb26      Sep19      Oct15      Apr13      Jun11
           -----------------------------------------------------------------------------------


           Class M-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.65%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   65         65         65         65         65
           ===================================================================================
            WAL (yr)                      8.22       5.37       4.10       3.52       3.37
            MDUR (yr)                     7.00       4.83       3.80       3.30       3.17
            First Prin Pay               Dec08      Apr08      Apr08      May08      Jun08
            Last Prin Pay                Dec17      Jul13      Feb11      Jun09      Aug08
           -----------------------------------------------------------------------------------

           Class M-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.65%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   67         67         67         67         67
           ===================================================================================
            WAL (yr)                      8.94       5.89       4.49       3.83       3.62
            MDUR (yr)                     7.43       5.20       4.10       3.57       3.40
            First Prin Pay               Dec08      Apr08      Apr08      May08      Jun08
            Last Prin Pay                May25      Feb19      Apr15      Nov12      Feb11
           -----------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                    Revised Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2005-2
-------------------------------------------------------------------------------



          Class M-5 (To Call)
          ------------------------------------------------------------------------------------
               Margin                       0.70%
          ------------------------------------------------------------------------------------
          Percent of Pricing              50%        75%        100%       125%       150%
          Prepayment Speed

          ====================================================================================
            DM @ 100-00                    70         70         70         70         70
           ===================================================================================
           WAL (yr)                       8.22       5.37       4.07       3.46       3.27
           MDUR (yr)                      6.98       4.82       3.76       3.25       3.09
           First Prin Pay                Dec08      Apr08      Apr08      May08      May08
           Last Prin Pay                 Dec17      Jul13      Feb11      Jun09      Aug08
          ------------------------------------------------------------------------------------

          Class M-5 (To Maturity)
          ------------------------------------------------------------------------------------
               Margin                       0.70%
          ------------------------------------------------------------------------------------
          Percent of Pricing              50%        75%        100%       125%       150%
          Prepayment Speed

          ====================================================================================
            DM @ 100-00                    72         72         72         72         71
          -----------------------------=======================================================
          =============================-------------------------------------------------------
           WAL (yr)                       8.77       5.77       4.36       3.70       3.42
           MDUR (yr)                      7.32       5.11       4.00       3.45       3.21
           First Prin Pay                Dec08      Apr08      Apr08      May08      May08
           Last Prin Pay                 Apr22      Sep16      Jun13      May11      Nov09
          ------------------------------------------------------------------------------------



          Class M-6 (To Call)
          ------------------------------------------------------------------------------------
               Margin                       1.20%
          ------------------------------------------------------------------------------------
          Percent of Pricing              50%        75%        100%       125%       150%
          Prepayment Speed

          ====================================================================================
            DM @ 100-00                   120        120        120        120        120
           ===================================================================================
           WAL (yr)                       8.22       5.37       4.07       3.44       3.21
           MDUR (yr)                      6.82       4.74       3.72       3.20       3.00
           First Prin Pay                Dec08      Apr08      Apr08      Apr08      May08
           Last Prin Pay                 Dec17      Jul13      Feb11      Jun09      Aug08
          ------------------------------------------------------------------------------------

          Class M-6 (To Maturity)
          ------------------------------------------------------------------------------------
               Margin                       1.20%
          ------------------------------------------------------------------------------------
          Percent of Pricing              50%        75%        100%       125%       150%
          Prepayment Speed

          ====================================================================================
            DM @ 100-00                   122        122        122        123        122
           ===================================================================================
           WAL (yr)                       8.62       5.65       4.28       3.62       3.31
           MDUR (yr)                      7.05       4.94       3.88       3.34       3.08
           First Prin Pay                Dec08      Apr08      Apr08      Apr08      May08
           Last Prin Pay                 May21      Dec15      Dec12      Dec10      Jul09
          ------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                    Revised Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2005-2
-------------------------------------------------------------------------------




          Class M-7 (To Call)
          ------------------------------------------------------------------------------------
               Margin                       1.35%
          ------------------------------------------------------------------------------------
          Percent of Pricing              50%        75%        100%       125%       150%
          Prepayment Speed

          ====================================================================================
            DM @ 100-00                   135        135        135        135        135
           ===================================================================================
           WAL (yr)                       8.21       5.36       4.06       3.41       3.19
           MDUR (yr)                      6.76       4.71       3.70       3.16       2.97
           First Prin Pay                Dec08      Apr08      Apr08      Apr08      Apr08
           Last Prin Pay                 Dec17      Jul13      Feb11      Jun09      Aug08
          ------------------------------------------------------------------------------------

          Class M-7 (To Maturity)
          ------------------------------------------------------------------------------------
               Margin                       1.35%
          ------------------------------------------------------------------------------------
          Percent of Pricing              50%        75%        100%       125%       150%
          Prepayment Speed

          ====================================================================================
            DM @ 100-00                   136        136        136        136        135
           ===================================================================================
           WAL (yr)                       8.33       5.45       4.12       3.46       3.22
           MDUR (yr)                      6.83       4.77       3.74       3.20       3.00
           First Prin Pay                Dec08      Apr08      Apr08      Apr08      Apr08
           Last Prin Pay                 Jun19      Aug14      Nov11      Feb10      Dec08
          ------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement